INCOME TAXES (Components of Deferred Tax Assets and Liabilities) (Detail) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets
Net operating loss carry forwards	$ 1.8	$ 0.0
Other	0.4	1.1
Total deferred tax assets	2.2	1.1
Valuation allowances	0.0	0.0
Total deferred tax assets, net	2.2	1.1
Deferred tax liabilities
Property, plant and equipment	17.3	15.8
Inventory	16.3	25.7
Total deferred tax liabilities	33.6	41.5
Net deferred tax liability	$ (31.4)	$ (40.4)